UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2021

MDH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39967	85-2568803
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

660 N. Carroll Ave., Suite 100

South Lake, TX 76092

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 968-4444

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	MDH.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	MDH	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	MDH.WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies” (“SPACs”) (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity.

MDH Acquisition Corp. (the “Company”) has previously classified its public and private placement warrants (“Warrants”) issued in connection with its initial public offering and private placement as equity within the Company’s financial statements, and after discussion and evaluation, including with the Company’s independent auditors, the Company has concluded that its warrants should be presented as liabilities as of the initial public offering date reported at fair value with subsequent fair value remeasurement at each reporting period.

The audit committee of the board of directors of the Company concluded, after discussion with the Company’s management, legal counsel and auditors, that the Company’s audited balance sheet as of February 4, 2021 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 10, 2021 should no longer be relied upon due to changes required to reclassify the Warrants as liabilities to align with the requirements set forth in the Statement. The Company plans to reflect this reclassification of the Warrants in its upcoming Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, to be filed with SEC.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDH ACQUISITION CORP.

	By:	/s/ Beau Blair
Name: Beau Blair
Title: Chief Executive Officer

Dated: June 21, 2021